EVERBANK FINANCIAL CORP INVESTOR PRESENTATION November 2015

DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY HAVE BEEN DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 2 NOVEMBER INVESTOR PRESENTATION

3 EVERBANK OVERVIEW CORPORATE OVERVIEW • Nationwide banking and lending franchise • Cohesive, experienced management team • Disciplined risk management culture with strong credit performance • 20 consecutive years of profitability • Headquartered in Jacksonville, FL • IPO in May 2012 3Q15 FINANCIAL SUMMARY(1) 3Q14 3Q15 3Q14 3Q15 TOTAL ASSETS TOTAL DEPOSITS 23% 21% (1) Market data and price performance as of 11/2/2015. A reconciliation of non-GAAP financial measures can be found in the appendix. NOVEMBER INVESTOR PRESENTATION Assets $25.2bn Loans & Leases, Held for Investment $20.9bn Deposits $17.6bn Tangible Common Equity per Common Share $13.00 Stock Price $17.33 Market Cap $2.2bn Ticker (NYSE) EVER

4 STRATEGIC FOCUS GENERATE ROBUST CONSUMER AND COMMERCIAL LENDING VOLUMES OPTIMIZE RISK-ADJUSTED RETURNS THROUGH BALANCE SHEET FLEXIBILITY IMPROVE EFFICIENCY AND OPERATING LEVERAGE DEEPEN CONSUMER AND COMMERCIAL CLIENT RELATIONSHIPS MAINTAIN DISCIPLINED RISK MANAGEMENT CULTURE AND STRONG CREDIT PERFORMANCE NOVEMBER INVESTOR PRESENTATION

5 BANKING FRANCHISE OVERVIEW CORE CONSUMER CLIENT CORE COMMERCIAL CLIENT RESIDENTIAL LENDING CONSUMER LENDING WEALTH MANAGEMENT CONSUMER DEPOSITS COMMERCIAL AND CRE LENDING EQUIPMENT AND LENDER FINANCE WAREHOUSE LENDING BUSINESS BANKING EverBank offers a full suite of lending and deposit products to consumer and commercial clients through multiple channels nationwide ASSET BASED LENDING DELIVERY CHANNELS NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM Diversified, nationwide business model Attractive client base Strong asset origination capabilities Branch-light, omni- channel distribution Enhanced digital banking products and services NOVEMBER INVESTOR PRESENTATION

Commercial Real Estate Loans NATIONWIDE FRANCHISE Retail Lending Offices / Florida Financial Centers Residential Loans Equipment Finance Leases Other Commercial Loans LENDING DEPOSITS EverBank’s national lending and deposit businesses provide geographic diversification and operating efficiency 6 NOVEMBER INVESTOR PRESENTATION

$ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 18.2 $ 17.6 $ 21.6 $ 25.2 $ 2.5 $ 2.7 $ 3.0 $ 3.9 $ 5.0 $ 6.3 $ 9.7 $ 10.3 $ 13.1 $ 13.3 $ 15.5 $ 17.6 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 Assets Deposits 7 STRONG BALANCE SHEET GROWTH PROVEN ABILITY TO GROW ASSETS AND DEPOSITS ($BN) NOVEMBER INVESTOR PRESENTATION

8 STRONG ORGANIC ORIGINATIONS TOTAL ORIGINATIONS ($BN) YTD RETAINED ORIGINATIONS(1) Retained originations: $5.4bn YTD NOVEMBER INVESTOR PRESENTATION Jumbo residential mortgage & HELOC 55% CRE and other commercial 15% Lender & warehouse finance 13% Business credit 1% Equipment finance receivables 16% $1.6 $2.0 $2.6 $2.5 $0.8 $1.9 $3.5 $3.0 $11.3 $12.8 $11.0 $9.8 2012 2013 2014 3Q15 YTD Commercial HFI Residential HFI Loans Sold (1) As of September 30, 2015

9 DIVERSIFIED LOAN PORTFOLIO LOANS HFI PORTFOLIO MIX(1) EverBank’s loan portfolio is diversified between consumer and commercial segments LOANS HFI PORTFOLIO ($BN) NOVEMBER INVESTOR PRESENTATION Residential 35% Gov't. insured pool buyouts 19% Other consumer 2% CRE and other commercial 18% Mortgage warehouse finance 10% Lender finance 5% Equipment financing receivables 11% $4.4 $4.8 $6.9 $7.2 $10.1 $11.6 $1.7 $1.8 $5.6 $6.1 $7.7 $9.2 $6.1 $6.6 $12.5 $13.3 $17.8 $20.9 2010 2011 2012 2013 2014 3Q15 Consumer HFI Commercial HFI (1) As of September 30, 2015

OVERVIEW DEPOSIT FRANCHISE DEPOSIT COMPOSITION(1) DEPOSITS BY REGION(1) 10 $8.9 $11.6 $11.4 $12.6 $13.5 $1.4 $1.5 $1.8 $3.0 $4.0 $10.3 $13.1 $13.3 $15.5 $17.6 2011 2012 2013 2014 3Q15 Consumer Commercial TOTAL DEPOSITS ($BN) • Branch-light model well positioned to capitalize on industry trends • Core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and mobile deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth with asset growth NOVEMBER INVESTOR PRESENTATION Noninterest bearing demand 8% Interest bearing demand 21% Savings and Money Market 33% Global Markets 4% Time 34% Mid-Atlantic / Northeast 32% Southeast 30% Midwest 15% West 14% Southwest 9% AK/HI/Other 0% (1) As of September 30, 2015

ATTRACTIVE DEPOSIT BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to September 30, 2015 11 Average Balance of Accounts Existing at Each Period(1) $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 2007 2008 2009 2010 2011 2012 2013 2014 NOVEMBER INVESTOR PRESENTATION

CA 28% FL 9% NY 7% NJ 6% TX 5% Other 45% (1) Represents residential loans and government insured pool buyouts at September 30, 2015 $1,399 $3,391 $4,287 $3,978 $5,989 $9,645 $10,850 $8,413 $7,376 2011 2012 2013 2014 3Q15 YTD RESIDENTIAL LENDING OVERVIEW ORIGINATIONS ($MM) RESIDENTIAL LOANS HFI ($MM) • Originates high quality residential loans nationwide • Retail offices in top-50 markets nationwide with emphasis on purchase money and jumbo loans • Attractive preferred borrower profile • ~$811,000 average loan size • ~69% average LTV • ~763 average FICO • ~87% primary residence PORTFOLIO BY GEOGRAPHY(1) 12 $3,728 $3,949 $5,153 $6,325 $7,365 2011 2012 2013 2014 3Q15 Jumbo Volume NOVEMBER INVESTOR PRESENTATION

GOVERNMENT-INSURED LOAN PORTFOLIO OVERVIEW GOV’T INSURED POOL BUYOUTS HFI ($MM) 13 • Short duration asset with stable, predictable cash flows • Attractive risk-return profile in a period of sustained low rates • Consists of loans that are insured or guaranteed by one of several federal government agencies • Allowance related to these loans is low due to limited / no loss exposure • Extensive historical performance, program and oversight knowledge • Re-performing loans can be re-pooled and securitized in the secondary market $1,912 $3,197 $3,395 $3,595 $3,514 $3,824 $3,947 14% 21% 20% 20% 19% 19% 19% 0% 5% 10% 15% 20% 25% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 EoP Balance % of Loans and Leases HFI NOVEMBER INVESTOR PRESENTATION

• Originate commercial real estate loans for the acquisition and refinancing of stabilized CRE for owner users, investors and developers nationwide • Loans backed by single-tenant, multi-tenant and multi-family properties in top-100 markets nationwide • Business re-launched in 2013 after integration of Business Property Lending acquisition • Diversified loan portfolio by both geography and property type COMMERCIAL REAL ESTATE LENDING PORTFOLIO BY PROPERTY TYPE(1) PORTFOLIO BY GEOGRAPHY(1) OVERVIEW Industrial 9% Medical 6% Multifamily 22% Office 20% Retail 24% Warehouse 10% Other 9% CA 15% FL 12% TX 8% IL 6% NC 5% Other 54% LOAN PORTFOLIO ($MM) $3,190 $3,464 $3,449 2013 2014 3Q15 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans. As of September 30, 2015. 14 3Q13 YTD: $341 3Q14 YTD: $464 $799 $607 $857 2013 2014 3Q15 YTD LOANS HFI ORIGINATIONS NOVEMBER INVESTOR PRESENTATION

TX 12% CA 11% FL 9% NY 7% NJ 6% Other 55% COMMERCIAL FINANCE • Equipment finance (EF) originates equipment leases and loans nationwide through relationships with over 800 equipment manufacturers, distributors and dealers • Entered into the business through Tygris acquisition in 2010 • Lender finance provides revolving and term credit facilities secured by equipment and receivables to specialty finance companies • $15-$50mm transaction sizes • Diversified across multiple industries LEASE / LOAN PORTFOLIO ($MM) EF PORTFOLIO BY GEOGRAPHY(1) OVERVIEW EF PORTFOLIO BY PRODUCT(1) Healthcare 28% Office Products 22% Information technology 11% Specialty vehicle 9% Construction 8% Small fleet trucking 7% Other 15% 15 LOANS HFI ORIGINATIONS $326 $1,238 $2,032 $2,288 $593 $762 $1,118 2013 2014 3Q15 $775 $1,317 862 $372 $272 $364 2013 2014 3Q15 YTD $1,831 $2,794 $3,405 $1,147 $1,588 $1,226 Equipment Finance Lender Finance NOVEMBER INVESTOR PRESENTATION (1) As of September 30, 2015

16 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS 3Q15 FINANCIAL SUMMARY NOVEMBER INVESTOR PRESENTATION Total revenue 210$ Net interest income, net of provision 169 Noninterest income 41 Noninterest expense 152 Net income 30 GAAP EPS, diluted 0.21$ Adjusted net income 31 Adjusted EPS, diluted 0.23$ Tangible common equity per common share 13.00$ Net interest margin 2.90% Tier 1 leverage ratio (bank) 8.2% Total risk-based capital ratio (bank) 12.7% Common equity tier 1 ratio (consolidated Basel III) 10.2% Cash and cash equivalents 599$ Total investment securities 927 Loans HFS 1,484 Loans and leases HFI, net 20,805 Total assets 25,215 Total deposits 17,566 Total liabilities 23,392 Total shareholders' equity 1,823

SOLID LONG TERM FINANCIAL PERFORMANCE

ADJUSTED EARNINGS PER SHARE(1)



2003 – 2014 CAGR: 9%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$1.27
$1.11
$1.13
$0.88
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 YTD

ADJUSTED RETURN ON AVERAGE EQUITY



14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.4%
9.9%
9.2%
9.1%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 YTD
EverBank
$5-25bn Banks

TANGIBLE COMMON EQUITY PER SHARE(2)



2003 – 3Q 2015 CAGR: 13%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.30
$11.57
$12.51
$13.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 3Q15

ADJUSTED NPA / TOTAL ASSETS(3)



0.66%
2.01%
2.73%
2.11%
1.86%
1.08%
0.65%
0.46%
0.55%
2007 2008 2009 2010 2011 2012 2013 2014 3Q15

(1) *Represents adjusted diluted earnings per common share from continuing operations for 2007-3Q15; 2003-2006 represents GAAP basic earnings per common share from continuing operations. Calculated using adjusted net income attributable to the Company from continuing operations for 2010-3Q15; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix.*

(2) *Represents tangible common equity per share including accumulated other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix.*

(3) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix.*

NOVEMBER INVESTOR PRESENTATION 17 EverBank

APPENDIX

NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 19 NOVEMBER INVESTOR PRESENTATION September 30, June 30, March 31, December 31, September 30, (dollars and shares in thousands) 2015 2015 2015 2014 2014 Net income 29,583$ 41,567$ 14,230$ 38,021$ 43,519$ Transaction and non-recurring regulatory related expense, net of tax (784) 3,745 1,498 2,502 2,201 Increase (decrease) in Bank of Florida non-accretable discount, net of tax (51) 159 (967) (205) 198 MSR impairment (recovery), net of tax 2,758 (9,751) 26,879 - (1,904) Restructuring cost, net of tax (222) 10,667 - (164) - OTTI credit losses on investment securities (Volcker Rule), net of tax - - - - - Adjusted net income 31,284$ 46,387$ 41,640$ 40,154$ 44,014$ Adjusted net income allocated to preferred stock 2,532 2,531 2,531 2,531 2,532 Adjusted net income allocated to common shareholders 28,752$ 43,856$ 39,109$ 37,623$ 41,482$ Adjusted net earnings per common share, diluted 0.23$ 0.35$ 0.31$ 0.30$ 0.33$ Weighted average common shares outstanding, diluted 127,099 126,523 126,037 125,646 125,473 Three Months Ended

NON-GAAP RECONCILIATIONS ANNUAL ADJUSTED NET INCOME1 (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. 20 NOVEMBER INVESTOR PRESENTATION (dollars and shares in thousands) 2014 2013 2012 2011 2010 GAAP net income from continuing operations $ 148,082 $ 136,740 $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - - - (12,337) Gain on repuchase of trust preferred securities, net of tax - - - (2,910) (3,556) Transaction expense, net of tax 1,075 - 5,355 9,006 5,984 Non-recurring regulatory related expense, net of tax 5,387 48,477 17,733 7,825 - Loss on early extinguishment of acquired debt, net of tax - - - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - - - 5,382 13,654 Inc. (Dec.) in Bank of Florida non-accretable discount, net of tax 727 (95) 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - - - 1,178 - Adoption of TDR guidance and policy change, net of tax - - 3,709 6,225 - MSR impairment, net of tax (4,967) (58,870) 39,375 24,462 - Tax expense (benefit) related to revaluation of Tygris NUBIL, net of tax - - - 691 (7,840) Restructuring cost, net of tax 466 19,332 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 425 2,045 - - - Adjusted net income 151,195$ 147,629$ 143,409$ 107,595$ 126,997$ Adjusted net income allocated to preferred stock 10,125 10,125 9,283 22,211 31,619 Adjusted net income allocated to common shareholders 141,070$ 137,504$ 134,126$ 85,384$ 95,378$ Adjusted net earnings per common share, diluted 1.13$ 1.11$ 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 125,358 123,949 105,951 77,506 74,589

NON-GAAP RECONCILIATIONS ADJUSTED EFFICIENCY RATIO 21 NOVEMBER INVESTOR PRESENTATION September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2015 2015 2015 2014 2014 Net interest income 168,840$ 169,025$ 155,438$ 147,436$ 146,336$ Noninterest income 41,195 83,814 32,521 75,173 88,214 Total revenue 210,035 252,839 187,959 222,609 234,550 Adjustment items (pre-tax): MSR impairment (recovery) 4,450 (15,727) 43,352 - (3,070) Restructuring cost - 96 - (465) - OTTI losses on securities (Volcker Rule) - - - - - Adjusted total revenue 214,485$ 237,208$ 231,311$ 222,144$ 231,480$ Noninterest expense 151,506 177,968$ 156,042$ 152,657$ 157,753$ Adjustment items (pre-tax): Transaction expense and non-recurring regulatory related expense 1,264 (6,041) (2,417) (4,035) (3,550) Restructuring cost 360 (17,108) - (200) - Adjusted noninterest expense 153,130$ 154,819$ 153,625$ 148,422$ 154,203$ GAAP efficiency ratio 72% 70% 83% 69% 67% Adjusted efficiency ratio 71% 65% 66% 67% 67% Three Months Ended

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Total non-accrual loans and leases	$ 123,975	$ 89,168	$ 74,860	$ 76,983	$ 78,872
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	123,975	89,168	74,860	76,983	78,872
Other real estate owned (OREO)	15,491	16,826	17,588	22,509	24,501
Total non-performing assets (NPA)	139,466	105,994	92,448	99,492	103,373
Troubled debt restructurings (TDR) less than 90 days past due	16,558	14,693	15,251	13,634	16,547
Total NPA and TDR[1]	$ 156,024	$ 120,687	$ 107,699	$ 113,126	$ 119,920
Total NPA and TDR	$ 156,024	$ 120,687	$ 107,699	$ 113,126	$ 119,920
Government-insured 90 days or more past due still accruing	2,814,506	2,901,184	2,662,619	2,646,415	2,632,744
Loans accounted for under ASC 310-30: 90 days or more past due	4,871	4,571	5,165	8,448	10,519
Total regulatory NPA and TDR	$ 2,975,401	$ 3,026,442	$ 2,775,483	$ 2,767,989	$ 2,763,183
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]					
NPA to total assets	0.55%	0.44%	0.40%	0.46%	0.50%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	11.73%	12.49%	11.82%	12.74%	13.39%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

NOVEMBER INVESTOR PRESENTATION 22 EverBank

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
Total non-accrual loans and leases	$ 76,983	$ 85,910	$ 156,629	$ 193,478	$ 213,838	$ 194,951	$ 123,240	$ 31,770
Accruing loans 90 days or more past due	-	-	-	6,673	1,754	1,362	104	-
Total non-performing loans (NPL)	76,983	85,910	156,629	200,151	215,592	196,313	123,344	31,770
Other real estate owned (OREO)	22,509	29,034	40,492	42,664	37,450	24,087	18,010	4,821
Total non-performing assets (NPA)	99,492	114,944	197,121	242,815	253,042	220,400	141,354	36,591
Troubled debt restructurings (TDR) less than 90 days past due	13,634	76,913	90,094	92,628	70,173	95,482	48,768	275
Total NPA and TDR[1]	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882	$ 190,122	$ 36,866
Total NPA and TDR	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882	$ 190,122	$ 36,866
Government-insured 90 days or more past due still accruing	2,646,415	1,039,541	1,729,877	1,570,787	553,341	589,842	428,630	236,455
Loans accounted for under ASC 310-30:								
90 days or more past due	8,448	10,083	79,984	149,743	195,425	-	-	-
OREO	-	-	16,528	19,456	19,166	-	-	-
Total regulatory NPA and TDR	$ 2,767,989	$ 1,241,481	$ 2,113,604	$ 2,075,429	$ 1,091,147	$ 905,724	$ 618,752	$ 273,321
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]								
NPA to total assets	0.46%	0.65%	1.08%	1.86%	2.11%	2.73%	2.01%	0.66%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:								
NPA to total assets	12.74%	6.60%	11.09%	15.20%	8.50%	10.05%	8.09%	4.94%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.*

NOVEMBER INVESTOR PRESENTATION 23

EverBank

September 30, June 30, March 31, December 31, September 30, (dollars and shares in thousands) 2015 2015 2015 2014 2014 Shareholders' equity 1,822,869$ 1,819,821$ 1,757,812$ 1,747,594$ 1,721,023$ Less: Goodwill 46,859 46,859 46,859 46,859 46,859 Intangible assets 2,124 2,651 3,178 3,705 4,232 Tangible equity 1,773,886$ 1,770,311$ 1,707,775$ 1,697,030$ 1,669,932$ Less: Perpetual preferred stock 150,000 150,000 150,000 150,000 150,000 Tangible common equity 1,623,886$ 1,620,311$ 1,557,775$ 1,547,030$ 1,519,932$ End of period common shares outstanding 124,955 124,612 124,133 123,679 122,994 Book Value per common share $13.39 $13.40 $12.95 $12.92 $12.77 Tangible common equity per common share 13.00 13.00 12.55 12.51 12.36 NON-GAAP RECONCILIATIONS TANGIBLE COMMON EQUITY TANGIBLE COMMON EQUITY (dollars in millions) 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Shareholders' equity $ 1,748 $ 1,621 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 47 10 10 0 0 2 0 0 0 0 ss: Other intangible assets 4 6 8 7 9 - 1 3 4 6 7 Tangible equity 1,697$ 1,568$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 13$ Less: P rpetual preferred stock 150 150 150 - - - - - - - - - Tangible common equity 1,547$ 1,418$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ 24 NOVEMBER INVESTOR PRESENTATION

NON-GAAP RECONCILIATIONS REGULATORY CAPITAL(1) (BANK LEVEL) 25 NOVEMBER INVESTOR PRESENTATION (1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014. September 30, June 30, March 31, December 31, September 30, (dollars in thousands) 2015 2015 2015 2014 2014 Shareholders' equity 2,002,848$ 2,000,597$ 1,793,270$ 1,789,398$ 1,769,205$ Less: Goodwill and other intangibles (47,198) (47,253) (47,442) (49,589) (49,957) Disallowed servicing asset (26,699) (31,625) (46,302) (32,054) (23,524) Disallowed deferred tax asset - - (659) - - Add: ccumulated losses on securities and cash flow hedges 71,202 47,179 68,225 64,002 49,516 Tier 1 capital 2,000,153 1,968,898 1,767,092 1,771,757 1,745,240 Add: Allowance for loan and lease losses 72,653 67,196 62,846 60,846 57,245 Total regulatory capital 2,072,806$ 2,036,094$ 1,829,938$ 1,832,603$ 1,802,485$ Adjusted total assets 24,428,171$ 23,000,873$ 21,732,119$ 21,592,849$ 20,480,723$ Risk-weighted assets 16,336,138 15,464,920 14,822,821 13,658,685 12,869,352

NON-GAAP RECONCILIATIONS

REGULATORY CAPITAL[1] (EFC CONSOLIDATED)

(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Shareholders' equity	$ 1,822,869	$ 1,819,821	$ 1,757,812	$ 1,747,594	$ 1,721,023
Less: Preferred stock	(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
Goodwill and other intangibles	(47,198)	(47,253)	(47,310)	(49,589)	(49,957)
Disallowed servicing asset	(39,838)	(44,798)	(53,648)	(32,054)	(23,524)
Disallowed deferred tax asset	-	-	(634)	-	-
Add: Accumulated losses on securities and cash flow hedges	72,716	48,659	69,893	65,597	51,108
Common tier 1 capital	1,658,549	1,626,429	1,576,113	1,581,548	1,548,650
Add: Preferred stock	150,000	150,000	150,000	150,000	150,000
Add: Additional tier 1 capital (trust preferred securities)	103,750	103,750	103,750	103,750	103,750
Tier 1 capital	1,912,299	1,880,179	1,829,863	1,835,298	1,802,400
Add: Subordinated notes payable	172,353	172,702	-	-	-
Add: Allowance for loan and lease losses	72,653	67,196	62,846	60,846	57,245
Total regulatory capital	$ 2,157,305	$ 2,120,077	$ 1,892,709	$ 1,896,144	$ 1,859,645
Adjusted total assets	$ 24,429,012	$ 22,997,941	$ 21,738,727	$ 21,601,742	$ 20,487,969
Risk-weighted assets	16,327,166	15,454,736	14,819,123	13,665,981	12,875,007

[1] Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

NOVEMBER INVESTOR PRESENTATION 26
EverBank